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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 24, 2004

                            U.S.B. HOLDING CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    1-12811                   36-3197969
    (State or other
    jurisdiction of             (Commission File             (IRS Employer
     incorporation)                 Number)               Identification No.)

                               100 DUTCH HILL ROAD
                           ORANGEBERG, NEW YORK 10962
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (845) 365-4600

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01         REGULATION FD DISCLOSURE

On September 24, 2004, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits


      EXHIBIT NO.               DESCRIPTION
      -----------               -----------

         99.1                   Press release, dated September 24, 2004.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    U.S.B. HOLDING CO., INC.


                                    By: /s/ Thomas E. Hales
                                       ----------------------------------------
                                    Name:   Thomas E. Hales
                                    Title:  Chairman and C.E.O.


Dated:  September 24, 2004




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                                  EXHIBIT INDEX

      EXHIBIT NO.              DESCRIPTION
      -----------              -----------

         99.1                  Press release, dated September 24, 2004.